                                                                   EXHIBIT 10.33

                                JOINDER AGREEMENT
                 TO SECOND RESTATED SUBORDINATION AGREEMENT AND
                      TO SECOND RESTATED GUARANTY AGREEMENT


         This Joinder Agreement (this "Agreement") is dated as of September 30, 1998 among Falcon Video Communications, L.P., a Delaware limited partnership ("Falcon Video"), Falcon Video Communications Investors, L.P., a California limited partnership ("Falcon Video Investors"), Falcon Communications, L.P., a California limited partnership ("NewFalcon"), Falcon Cable Communications, LLC, a Delaware limited liability company ("NewFalcon II"), and AUER & Co. and J. ROMEO & Co. (the "Purchasers").

         The parties agree as follows:

         1. Reference to Note Purchase and Exchange Agreement. Reference is made to a Note Purchase and Exchange Agreement dated as of October 21, 1991 as heretofore amended and modified (the "Note Purchase Agreement"), including pursuant to the Consent and Amendment Agreement dated as of June 30, 1998 (the "June 1998 Amendment"). Reference is also made to a Second Restated Subordination Agreement dated as of July 12, 1996 among the Purchasers, Falcon Holding Group, L.P. ("Holding, L.P."), Falcon Holding Group, Inc. ("Holding, Inc.") and certain subsidiaries of Holding, L.P. and Holding, Inc. listed as signatories thereto, as heretofore amended and modified (the "Subordination Agreement"). Reference is also made to a Second Restated Guaranty Agreement dated as of July 12, 1996 among the Purchasers and certain subsidiaries of Holding, L.P. and Holding, Inc. listed as signatories thereto, as heretofore amended and modified (the "Guaranty Agreement"). Capitalized terms defined in the Note Purchase Agreement that are not defined herein shall have the meanings ascribed to them in the Note Purchase Agreement.

         2. Joinder. Pursuant to Section 7.21 of the Note Purchase Agreement and Sections 4.1 and 4.2 of the June 1998 Amendment:

              2.1 Joinder of Falcon Video. Falcon Video shall join in and become party to the Subordination Agreement as an Obligor thereunder and shall join in and become a party to the Guaranty Agreement as a Guarantor thereunder.

              2.2 Joinder of Falcon Video Investors. Falcon Video Investors shall join in and become party to the Subordination Agreement as an Obligor thereunder and shall join in and become party to the Guaranty Agreement as a Guarantor thereunder.

              2.3 Joinder of NewFalcon. NewFalcon shall join in and become party to the Subordination Agreement as a Parent Company and a Holder of Subordinated Indebtedness thereunder.

              2.4 Joinder of NewFalcon II. NewFalcon II shall join in and become party to the Subordination Agreement as an Obligor thereunder and shall join in and become party to the Guaranty Agreement as a Guarantor thereunder.

         3.   Additional Agreements.

              3.1 The effectiveness of the joinders described in Section 2 above shall be subject to the satisfaction of the following conditions. The date on which and the time at which all such conditions are met shall be referred to in this Section 3 as the "Joinder Effective Date" and the "Joinder Effective Time" respectively.

                    3.1.1 In the case of the joinders described in Sections 2.1 above, the TCI Closing shall have occurred, the Financing Debt of Falcon Video shall have been discharged as contemplated in Section 5.3.1 of the Bank Credit Agreement, and Falcon Video shall have become a Guarantor under the Bank Credit Agreement.

                    3.1.2 In the case of the joinders described in Sections 2.2 above, the TCI Closing shall have occurred, the Financing Debt of Falcon Video shall have been discharged as contemplated in Section 5.3.1 of the Bank Credit Agreement, and Falcon Video Investors shall have become a Guarantor under the Bank Credit Agreement.

                    3.1.3 In the case of the joinders described in Sections 2.3 above, the TCI Closing shall have occurred.

                    3.1.4 In the case of the joinders described in Sections 2.4 above, the TCI Closing shall have occurred and NewFalcon II shall have become a Borrower under the Bank Credit Agreement.

                    3.1.5. All representations and warranties set forth in
Section 8 of the Bank Credit Agreement shall be true and correct as of the Joinder Effective Date and the Joinder Effective Time, and by signing below each of Falcon Video, Falcon Video Investors, NewFalcon and NewFalcon II confirms that such representations and warranties are true and correct as of the date hereof and that each Purchaser may rely on such representations and warranties as though the same were made to such Purchaser and acknowledging that each Purchaser is relying on the truth and accuracy of such representations and warranties in entering into this Agreement and consummating the transactions contemplated herein.

                    3.1.6. All proceedings taken in connection with this Agreement and all documents and papers relating thereto shall be satisfactory to the Purchasers and their special counsel. The Purchasers and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance satisfactory to the Purchasers and their special counsel.

              3.2. Except as supplemented hereby, the Note Purchase Agreement, the Subordination Agreement, and the Guaranty Agreement remain unchanged and, as supplemented hereby, each such Agreement remains in full force and effect.

              3.3. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute an agreement, notwithstanding that all of the parties are not signatories on the same date or the same counterpart. A signature page may be detached from one counterpart when executed and attached to another counterpart.


                      [REMAINDER OF PAGE INTENTIONAL BLANK;
                          NEXT PAGE IS SIGNATURE PAGE]

         Each of the undersigned has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                  FALCON VIDEO COMMUNICATIONS, L.P.
                                  By:   FALCON VIDEO COMMUNICATIONS
                                        INVESTORS, L.P., its managing general
                                        partner
                                  By:   FALCON HOLDING GROUP, L.P., its
                                        general partner
                                  By:   FALCON HOLDING GROUP, INC., its
                                        general partner

                                  By:   /s/ Michael K. Menerey
                                        ----------------------
                                        Michael K. Menerey, Executive Vice
                                        President and Chief Financial Officer


                                  FALCON VIDEO COMMUNICATIONS INVESTORS, L.P.
                                  By:   FALCON HOLDING GROUP, L.P., its
                                        general partner
                                  By:   FALCON HOLDING GROUP, INC., its
                                        general partner

                                  By:   /s/ Michael K. Menerey
                                        ----------------------
                                        Michael K. Menerey, Executive Vice
                                        President and Chief Financial Officer


                                  FALCON COMMUNICATIONS, L.P.
                                  By:   FALCON HOLDING GROUP, L.P., its
                                        managing partner
                                  By:   FALCON HOLDING GROUP, INC., its
                                        general partner

                                  By:   /s/ Michael K. Menerey
                                        ----------------------
                                        Michael K. Menerey, Executive Vice
                                        President and Chief Financial Officer

                                  FALCON CABLE COMMUNICATIONS, LLC
                                  By:   FALCON COMMUNICATIONS, L.P., its sole
                                        member
                                  By:   FALCON HOLDING GROUP, L.P., its
                                        managing general partner
                                  By:   FALCON HOLDING GROUP, INC., its
                                        general partner

                                  By:   /s/ Michael K. Menerey
                                        ----------------------
                                        Michael K. Menerey, Executive Vice
                                        President and Chief Financial Officer


                                  AUER & Co.

                                  By:
                                        ----------------------
                                        Title:


                                  J. ROMEO & CO.

                                  By:
                                        ----------------------
                                        Title: